UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2017

MJ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	333-167824 (Commission File Number)	20-8235905 (I.R.S. Employer Identification No.)

5040 Cecile Ave. Las Vegas, NV	89115
(Address of principal executive offices	(Zip code)

Registrant’s telephone number, including area code: 702-879-4440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01 Entry in to a Material Definitive Agreement.

On December 15, 2017, the Company acquired 100% of the outstanding membership interests of Red Earth, LLC, a Nevada limited liability company (“Red Earth”) for 52,732,969 shares of common stock of the Company, par value $0.001 and a Promissory Note in the amount of $900,000.

Red Earth is a holding company, whose assets are, a provisional cultivation license to grow marijuana in the city of Las Vegas in the state of Nevada and a triple net leasehold interest in a 17,298 sq. ft. building located at 2310 Western Avenue Las Vegas, Nevada.  The lease is for an initial term of 10 years, with a 12 month rent abatement.  The commencement date of the lease is June 29, 2017.  The Lease includes two options to extend, each for an additional 5 years.   The lease grants Tenant an option to purchase the property on or after the 25th month of the lease and continuing through the 60th month of the lease for the sum of $2,607,880.00

In connection with and contemporaneous with the acquisition of Red Earth the Company sold an aggregate of 4,377,241  shares of the Company’s common stock at a price of $0.75 per share for proceeds of $3,282,930.75  as part of an offering of the Company’s securities (the “Offering”), the proceeds of the Offering will be used to develop certain business opportunities, including but not limited to monetizing the Red Earth assets.

The foregoing description of the Membership Purchase Agreement, Lease and Promissory note by and between the Registrant and Red Earth LLC are not complete and are qualified in their entirety by reference to the full text of the form of the respective Membership Purchase Agreement, Lease and Promissory Note, copies of which are listed and incorporated by reference as Exhibits 10.1, to this report, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

 The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

 The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In addition to the information set forth in the disclosure below, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

On December 18, 2017, MJ Holdings, Inc. (the “Company”) closed on the sale of 4,377,241 shares of its common stock, par value $.001 per share (“common stock,”) for an aggregate of $3,282,930.75.

The purchase price for each share of common stock was $0.75. The sale resulted in the issuance of more than 5% of the Company’s issued and outstanding common stock, as last reported in the Company’s Form 10-Q filed on August, 8, 2017.

The shares were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder (“Regulation D”) since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Offers and sales were made solely to persons qualifying as “accredited investors” (as such term is defined by Rule 501 of Regulation D).

The securities offered will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 5.01 Changes in Control of Registrant.

On December 15, 2017, in connection with the acquisition by the Company of Red Earth, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference, the Company has issued an aggregate of 52,732,969 shares of its common stock, as consideration for the purchase of the Red Earth. As a result, the members of Red Earth, became the beneficial owners of 52,732,969 shares of the Company’s common stock representing 88.3% of the Company’s issued and outstanding common stock. Prior to the transaction, our former CEO effectively controlled the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2017 in connection with the acquisition of Red Earth and the Company’s desire to monetize the assets into an operating business, the Company’s Board of Directors appointed Mr. Paris Balaouras as the Company’s CEO. Prior to the acquisition, Mr. Balaouras served as the sole manager of Red Earth and owned 50% of the issued and outstanding  membership interests in Red Earth.

On December 15, 2017 in accordance with Nevada Revised Statues (NRS) sec.78.335, the Company’s Board of Directors appointed Paris Balouras to the Board of Directors to fill a vacancy on the board. Contemporaneous to said appointment, Mr. Laufer resigned from the board of directors and as CEO of the Company, subsequent to the resignation; Mr. Balaouras, became the sole officer and director of the Company.

Paris Balaouras, 47 has significant experience in all aspects of of cannabis business development and operations, including but not limited to license acquisition, facility management, legislative initiatives and has developed comprehensive intellectual property related to cannabis cultivation. Since 2010 Mr. Balaouras has assisted in raising over $100 million dollars and has overseen the development, construction and launch of cannabis oriented businesses in Arizona, California and Nevada. Mr. Balaouras is the founding partner, owner and former managing partner of Acres Medial LLC. As founding Partner, Mr Balaouras was instrumental in raising the investment capital and oversaw the license acquisition of five Nevada Medical and Recreational Marijuana Establishment Certificates, the development and opening of a 20,000 sq. ft dispensary in Las Vegas featuring a cannabis museum and is home to Oaksterdam University’s new educational facility and the 36 acre cultivation facility in Amargosa Valley, making it the largest cultivation site in Nevada. Paris has been instrumental in the development in creating new knowledge in the field of the managerial processes that are essential to the operation of a cannabis entity. Balaouras is a member of the NDA (Nevada Dispensary Association), ASA (Americans for Safe Access) and NORML (the National Organization for the Reform of Marijuana Laws).

Directorships

Mr. Balaouras does not currently serve, nor has he served in the past 5 years, as a director for any other company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940,

Family Relationships

There are no familial relationships by and between Mr. Balaouras and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

There are presently no material plans, contracts or arrangements (whether or not written) that provide for any grant or award to Mr.Balaouras.

Transactions with Related Persons, Promoters and Certain Control Persons

Other than the transactions described herein, and as set forth in Item 1.01 of this Current Report on Form 8-K which is incorporated into this Item 5.02 by reference, We have not been a party to any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and whose amount involved exceeded $120,000.

Item 8.01 Other Events.

On December 14, 2017, the board of directors of MJ Holdings set a record date of 5:00 p.m., Eastern time, on December 14, 2017, for the spin-off of the intellectual property, trademark and domain names related to the company’s social meet-up app, Toker. MJ Holdings stockholders will receive one share of common stock in a new public company (“NewCo”), which will own the Toker intellectual property and business, for every one share of MJ Holdings common stock held as of 5:00 p.m. Eastern time on the record date. NewCo plans to file a Form 10 in connection with the spinoff and will bear all associated costs related to the spinoff and its future business operations. The spin-off is expected to occur during the second quarter of 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers of this report should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this report. Factors that could cause or contribute to such differences include, but are not limited to, changes in general economic, regulatory and business conditions in Colorado, and  or changes in U.S. Federal law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement dated, December 15, 2017 among MJ Holdings, Inc., Red Earth LLC, and the named members of Red Earth LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2017	MJ HOLDINGS, INC.
/s/ Paris Balaouras
Paris Balaouras
President and CEO